EXHIBIT 99.3

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

                             JUNE 30, 2006 AND 2005

                                TABLE OF CONTENTS







Unaudited  Consolidated Balance Sheets                                      2

Unaudited  Consolidated Statements of Operations                            3

Unaudited  Consolidated Statements of Cash Flows                            4

Notes to unaudited  Consolidated Financial Statements                       5

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                          AS OF JUNE 30, 2006 AND 2005

                                                        ASSETS

                                                                                   2006               2005
                                                                               (UNAUDITED)        (UNAUDITED)
                                                                            ----------------  -----------------
          CURRENT ASSETS
                   Cash and cash equivalents                                $        49,667   $          65,467
                   Accounts receivables                                             267,880             111,881
                   Deposit and other assets                                         199,613             102,594
                                                                            ----------------  -----------------
                            Total Current Assets                                    517,160             279,941

                   PROPERTY, PLANT & EQUIPMENT, NET                                  77,977              43,921
                                                                            ----------------  -----------------
                                                                            $       595,136   $         323,862
                                                                            ================  =================


                                          LIABILITIES AND STOCKHOLDERS' DEFICIT

          CURRENT LIABILITIES
                   Accounts payable and accrued expenses                    $       329,536   $          43,397
                   Deferred revenue                                                 208,847             251,108
                   Convertible loans                                                      -              81,324
                   Current portion, note payable                                     19,717                   -
                                                                            ----------------  -----------------
                           Total Current Liabilities                                558,100             375,828

          LONG TERM LIABILITIES
                   Note payable, net of current portion                              25,870                   -
                   Shareholder loan payable                                         382,734             351,480
                                                                            ----------------  -----------------
                           Total Long Term Liabilities                              408,605             351,480
                                                                            ----------------  -----------------

          COMMITMENTS & CONTINGENCIES                                                     -                   -

          STOCKHOLDERS'  DEFICIT
                   10,000,000 shares, par value $0.50 per share
                   authorized, issued & outstanding                               4,980,675              19,290
                   Subscription receivable                                       (4,717,128)                  -
                   Other comprehensive loss                                             713                (638)
                   Accumulated deficit                                             (635,828)           (422,098)
                                                                            ----------------  -----------------
                          Total Stockholders' Deficit                              (371,569)           (403,446)
                                                                            ----------------  -----------------
                                                                            $       595,136   $         323,862
                                                                            ================  =================


   The accompanying notes are an integral part of these financial statements


                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME
             FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

                                                            2006                   2005
                                                        (UNAUDITED)            (UNAUDITED)
                                                     ----------------        --------------
Net revenue:
   Service fees                                      $        129,527        $        4,484
   License fees                                               259,193                 8,433
                                                     ----------------        --------------
           TOTAL NET REVENUE                                  388,720                12,917

Cost of sales                                                  95,425               133,677
                                                     ----------------        --------------
           GROSS PROFIT                                       293,295              (120,760)

Operating expenses
           General and administrative expenses                417,587                99,706
                                                     ----------------        --------------
LOSS FROM OPERATIONS                                         (124,292)             (220,466)
                                                     ----------------        --------------

Other (Income) Expense
           Interest income                                       (376)                  (38)
           Interest expense                                     1,412                     -
                                                     ----------------        --------------
           Total Other (Income) Expense                         1,036                   (38)
                                                     ----------------        --------------

NET LOSS                                                     (125,328)             (220,428)

Other comprehensive item
           Foreign currency translation income/(loss)           2,236                  (325)
                                                     ----------------        --------------

NET COMPREHENSIVE LOSS                               $       (123,092)       $     (220,753)
                                                     ================        ==============

BASIC AND DILUTED WEIGHTED AVERAGE SHARES
  OUTSTANDING                                               2,916,392                10,000
                                                     ================        ==============

BASIC AND DILUTED LOSS PER SHARE                     $          (0.04)       $          (22)
                                                     ================        ==============



   The accompanying notes are an integral part of these financial statements.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

                                                                 2006                  2005
                                                              (UNAUDITED)           (UNAUDITED)
                                                          -----------------     -----------------

CASH FLOWS FROM OPERATING ACTIVITIES
          Net Loss                                        $       (125,328)     $       (220,428)
          Adjustments to reconcile net loss to net cash
             provided by (used in) operating activities:
          Depreciation                                              15,558                 6,529
          (Increase) / decrease in assets:
             Accounts receivables                                 (168,725)             (174,228)
             Increase / (decrease) in current liabilities:
             Accounts payable and accrued expenses                 240,419                30,101
             Deferred revenue                                       56,286               250,366
                                                          -----------------     -----------------
          NET CASH PROVIDED BY (USED IN) OPERATIONS                 18,210              (107,659)
                                                          -----------------     -----------------

CASH FLOWS FROM INVESTING ACTIVITIES
          Purchase of fixed assets                                 (43,417)              (32,401)
                                                          -----------------     -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
          Payments on bank loan                                     (6,015)                    -
          Proceeds from issuance of capital                         24,040                     -
          Proceeds from issuance of convertible loans                    -                81,083
          Proceeds from shareholder loan                            18,416               122,032
          Proceeds from bank loan                                   32,343                     -
                                                          -----------------     -----------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES                 68,784               203,116
                                                          -----------------     -----------------
          Effect of exchange rate changes on cash and
            cash equivalents                                          (163)                  189
                                                          -----------------     -----------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                           43,415                63,245

CASH AND CASH EQUIVALENTS, BEGINNING BALANCE                         6,252                 2,222
                                                          -----------------     -----------------

CASH AND CASH EQUIVALENTS, ENDING BALANCE                 $         49,667      $         65,467
                                                          =================     =================
SUPPLEMENTAL DISCLOSURES:

          Cash paid during the year for:

               Interest payments                          $          1,412      $              -
                                                          =================     =================

               Income tax payments                        $              -      $              -
                                                          =================     =================


   The accompanying notes are an integral part of these financial statements.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE A -- ORGANIZATION

         WealthCraft Systems Limited ("WealthCraft HK") was incorporated under the laws in Hong Kong on August 1, 2003. On September 19, 2005 we established WealthCraft Systems (Shenzhen) Limited ("WealthCraft Shenzhen"), a private limited company organized under the laws of the People's Republic of China.

         WealthCraft, together with its subsidiary, WealthCraft Systems (Shenzhen) Limited, is an information technology company that designs, develops, markets and supports a flexible, scalable and secure technology platform for wealth management services for financial institutions, including investment advisory firms, securities brokerage firms, retail and private banks, mutual fund companies and insurance companies. WealthCraft's focus is on the Asia market, primarily Hong Kong, Taiwan, Singapore and Mainland China, a market that currently lacks a comprehensive technology solution for servicing the growing wealth management industry. Because of a number of factors, including language and currency issues, existing products available in other parts of the world are not readily adaptable to the Asia market.


         WealthCraft offers financial institutions a complete, customized solution for their wealth management business. Our principal business solution, Advisor Workbench, which is implemented through its proprietary technology, gives financial professionals the tools and services required to develop and expand their wealth management business, including customer relationship management, financial planning, investment research, portfolio management and trade execution. This enables financial institutions to enhance customer loyalty, enhance financial advisor productivity, strengthen customer relationships and increase assets under management. We also offer an integrated back-office system providing order execution, order management and portfolio and commission management. WealthCraft's final product offering allows institutions to access the industry standard SWIFTnet funds transfer system thereby allowing automated mutual fund transactions which is generally manually performed in Asia.

         When used in these notes, the terms "Company," "we," "our," or "us" mean WealthCraft Systems Limited and its subsidiary.

         BASIS OF PRESENTATION

         The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. Our functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars ($).

         The accompanying unaudited consolidated interim financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for the presentation of interim financial information, but do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. The unaudited consolidated financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 2005. Operating results for the six months ended June 30, 2006 are not necessarily indicative of the results that may be expected for the year ended December 31, 2006.

         EXCHANGE GAIN (LOSS):

         During the six months ended June 30, 2006, the transactions of WealthCraft HK and WealthCraft Shenzhen were denominated in foreign currency and were recorded in Hong Kong Dollar (HKD) and Chinese Yuan
         (CNY) at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         TRANSLATION ADJUSTMENT
         As of June 30, 2006, the accounts of WealthCraft HK and WealthCraft Shenzhen were maintained, and its financial statements were expressed, in Hong Kong Dollar (HKD) and Chinese Yuan (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the HKD and CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders' equity (deficit) is translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income" as a component of shareholders' equity (deficit).

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         RISKS AND UNCERTAINTIES
         The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

         CONTINGENCIES
         Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. Our management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

         If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

         Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


         DEPOSITS AND OTHER ASSETS

         The Company has the following deposits as of June 30:

                                                        2006             2005
                                                        ----             ----
         Prepayments                                $    8,444       $        -
         Contract Deposit                              180,659           90,357
         Security Deposit                                    -            6,969
         Rental Deposit                                  3,638            3,638
         Utilities Deposit                               1,630            1,630
         Other Deposit                                   5,242                -
                                                    ----------       ----------
                                                    $  199,613       $  102,594
                                                    ==========       ==========

         The Company entered into a `Master Distribution Agreement' with Standard & Poor's Fund Services Asia Ltd (S&P). Whereas S&P has developed or is licensed to distribute a number of products and services comprised of, among other things, data, information, and software, and desire to make such products and services available to Licensee (Wealthcraft Systems Ltd) for Licensee's use. According to the terms of the agreement the Company will pay, in year 1 of the 3 year initial term, a monthly minimum guarantee of $15,000. In year 2 and 3 of the initial term the redemption program will apply. The redemption will be calculated on a monthly basis which can be redeemed in year 2 and year 3 to offset the minimum monthly guranatee. As of June 30, 2006 and 2005 the Company paid $180,659 and $90,357 respectively. The Company has not redeemed any minimum guarantee as of June 30, 2006 as the redemption is based on end user's usage of B2C and B2B models.

         PROPERTY, PLANT & EQUIPMENT

         Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:


               Equipment                             3 -5 years
               Computer Hardware and Software        3 -5 years

         As of June 30, property, plant and equipment consisted of the following:

                                                        2006             2005
                                                        ----             ----
         Office Furniture and Equipment             $    9,255       $      339
         Computer Hardware and Software                106,910           57,460
                                                    ----------       ----------
                                                       116,165           57,799

         Accumulated Depreciation                      (38,188)         (13,878)

                                                    ----------       ----------
         Total                                      $   77,977       $   43,921
                                                    ==========       ==========

         Depreciation expense for the six months ended June 30, 2006 and 2005 was $15,558 and $6,529, respectively.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


         FAIR VALUE OF FINANCIAL INSTRUMENTS


         Statement of Financial Accounting Standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

         REVENUE RECOGNITION

         Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is probable. We enter into certain arrangements where we are obligated to deliver multiple products and/or services (multiple elements). In these arrangements, we generally allocate the total revenue among the elements based on the sales price of each element when sold separately (vendor-specific objective evidence).

         We account for the licensing of software in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position
         (SOP) 97-2, Software Revenue Recognition. The application of SOP 97-2 requires judgment, including whether a software arrangement includes multiple elements, and if so, whether vendor-specific objective evidence (VSOE) of fair value exists for those elements. Customers receive certain elements of our products over a period of time. These elements include free post-delivery telephone support and the right to receive unspecified upgrades/enhancements on a when-and-if-available basis, the fair value of which is recognized over the product's estimated life cycle. Changes to the elements in a software arrangement, the ability to identify VSOE for those elements, the fair value of the respective elements, and changes to a product's estimated life cycle could materially impact the amount of earned and deferred revenue. Judgment is also required to assess whether future releases of certain software represent new products or upgrades and enhancements to existing products.

         Revenue from licensing arrangements are accounted for as subscriptions, with billings recorded as deferred revenue and recognized as revenue ratably over the billing coverage period. Certain licensing arrangements include rights to receive future versions of software product on a when-and-if-available basis.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         BASIC AND DILUTED EARNINGS PER SHARE

         Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to e exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti- dilutive.

         SEGMENT REPORTING

         Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure about Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company's consolidated financial statements as the Company consists of one reportable business segment.

         Following is a summary of segment information by geographic unit for the period ended June 30, 2006:

                                         HK              PRC           TOTAL
         Sales                       $ 388,720       $       -       $ 388,720
         Net income (loss)              68,090        (193,418)       (125,328)
         Total Assets                  570,197          24,939         595,136
         Capital Expenditure            38,922           4,495          43,417
         Depreciation and amortization  14,870             688          15,558


         THE COMPANY OPERATED AS ONE SEGMENT IN THE SIX MONTH PERIOD ENDED JUNE 30, 2005.

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         RECENT ACCOUNTING PRONOUNCEMENTS


         In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.


         In March 2006 FASB issued SFAS 156 `Accounting for Servicing of Financial Assets' this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and
         Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This
         Statement:

     1. Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

     2. Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

     3. Permits an entity to choose `Amortization method' or Fair value measurement method' for each class of separately recognized servicing assets and servicing liabilities:

     4. At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

     5. Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

         An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statement.

         In September 2006, FASB issued SFAS 157 `Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

         In September 2006, FASB issued SFAS 158 `Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans--an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

     a.  A brief description of the provisions of this Statement

     b.  The date that adoption is required

     c. The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

         The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008.

         Going Concern

         The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has sustained net losses of $635,828 since its inception, and the Company's operations do not generate sufficient cash to cover its operating costs. These conditions raise substantial doubt about the Company's ability to continue as a going concern. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         THE COMPANY HAS TAKEN CERTAIN RESTRUCTURING STEPS TO PROVIDE THE NECESSARY CAPITAL TO CONTINUE ITS OPERATIONS. THESE STEPS INCLUDED: 1) ACQUIRE PROFITABLE OPERATIONS THROUGH ISSUANCE OF EQUITY INSTRUMENTS,
         2) TO CONTINUE ACTIVELY SEEKING ADDITIONAL FUNDING AND RESTRUCTURE THE ACQUIRED SUBSIDIARIES TO INCREASE PROFITS AND MINIMIZE THE LIABILITIES

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 3 -- DEFERRED REVENUE

         Deferred revenue represents customer billings, paid either upfront or annually at the beginning of each billing coverage period, that are accounted for as subscriptions with revenue recognized ratably over the billing coverage period. For certain other licensing arrangements revenue attributable to undelivered elements, including free post-delivery telephone support and the right to receive unspecified upgrades/enhancements on a when-and-if-available basis, is based on the sales price of those elements when sold separately and is recognized ratably on a straight-line basis over the life cycle of the related product.

         As of June 30, deferred revenue comprised of the following:

                                                  2006             2005

         Deferred revenue                       $208,847        $ 251,108
                                                ========        =========

NOTE 4- RELATED PARTY LOAN TRANSACTIONS

         As of June 30, 2006 and 2005, the company had a non-interest bearing, unsecured loan payable to shareholders of the Company in the amount of $382,734 and 351,480 respectively. These loans are payable after one year from the Balance Sheet date.

         During the period ended June 30, 2006 the Company converted notes payable of $256,543 into 515,075 shares as per the terms of the notes.

         As of June 30, 2006 and 2005, the company had a non-interest bearing convertible notes payable to shareholders of the company amounting to $0 and $81,324, respectively

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 5 - NOTE PAYABLE

         At December 31, 2005, the Company had a note payable in the aggregate amount of $45,587, payable as follows:

         DESCRIPTION
         ------------------------------------------------
         Secured note payable to a bank in                          $ 14,895
         Hong Kong, interest at the rare of 6% per annum, due on 12/24/07

         Secured note payable to a bank in                            30,692
         Hong Kong, interest at the rate of 6% per annum,
         due on 4/11/09
                                                                    --------
         Total                                                        45,587

         Current portion                                              19,717
                                                                    --------
         Long-term portion                                            25,870
                                                                    ========


NOTE 6-  COMMITMENTS

         The Company leases an office facility under an operating lease that terminates on March 6, 2007 and October 14, 2006. Rental expense for these leases consisted of $144,506 for the six months ended June 30, 2006. The Company has future minimum lease obligations as follows:

                   2006                 $  22,806
                   2007                     5,726
                                        ---------
                                        $  28,533
                                        =========

                   WEALTHCRAFT SYSTEMS LIMITED AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 7 - OTHER COMPREHENSIVE INCOME

         Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders' equity, at June 30, 2006 is as follows:

                                                        ACCUMLATED OTHER
                                                      COMPREHENSIVE INCOME
                                                      --------------------
         Balance at December 31, 2005                  $          (1,523)

         Foreign currency translation
         income                                                    2,236
                                                       -----------------
         Balance at June 30, 2006                                    713
                                                       =================

NOTE 8 - CURRENT VULNERABILITY DUE TO RISK FACTORS

         Our operations are carried out in Hong Kong (HK) and the Peoples Republic of China (PRC). Accordingly, our business, financial condition and results of operations may be influenced by the political, economic and legal environments in the HK and PRC, by the general state of the HK and PRC's economy. Our business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

NOTE 9 - CAPITAL STOCK

         On May 8, 2006 we issued 9,961,241 shares or capital stock for $4,961,385. Of this amount, as of June 30, 2006, we have a subscription receivable of $4,717,128.

NOTE 10 - SUBSEQUENT EVENT

         On August 8, 2006 we issued an additional 148,500 shares of capital stock for $73,900.